EXHIBIT 10-A

                  FIRST AMENDMENT TO AGREEMENT


         THIS IS AN AMENDMENT TO THE CONSULTING AGREEMENT dated as of January 1, 1994, between GUARDSMAN PRODUCTS, INC. ("Guardsman"), and
PAUL K. GASTON ("Mr. Gaston").  This First Amendment is effective
November 9, 1994, and amends the aforementioned Agreement in the following particulars:

         (A) For 1995 the annual consulting fee ($170,000) shall be allocated between cash and deferred compensation in the same amounts as provided in Sections 3.1 and 3.2 for 1994.

         (B) Paragraph 3. is amended by the addition of a new sub-paragraph 3.4 as follows:

                   "3.4  AUTOMOBILE EXPENSES.  In addition
              to the consulting fee, Mr. Gaston shall
              receive reimbursement for the lease expenses of one automobile of his choice."

         (C)  Sub-paragraph 4.3 is amended to read as follows:

                   "4.3  TERMINATION BY MR. GASTON OR
              GUARDSMAN BV NOTICE. While it is the general understanding of the Parties that service hereunder will continue for a period three
              (3) to five (5) years from the date hereof, either Mr. Gaston or Guardsman may terminate this Agreement by providing sixty (60) days' written notice to the other. Termination of this Agreement by Guardsman under this
              Section 4.3 may be at will, with or without cause. Upon termination under this Section
              4.3 by Guardsman, Guardsman shall pay Mr.
              Gaston all earned and unpaid cash and
              deferred compensation in accordance with
              Section 3 and a lump sum severance equal to one year's consulting fee ($170,000).
              Guardsman shall also continue reimbursement to Mr. Gaston for his automobile lease expenses for one year following such termination. All rights of Mr. Gaston to receive any further compensation or benefits from Guardsman under this Agreement shall thereupon terminate."




         IN WITNESS WHEREOF, the parties have executed this First Amendment to Agreement as of November 9, 1994.

                                  GUARDSMAN PRODUCTS, INC.



                                  By \S\ CHARLES E. BENNETT
                                       Charles E. Bennett
                                       President and Chief Executive
                                         Officer

                                                         "Guardsman"


                                And by \S\ PAUL K. GASTON
                                       Paul K. Gaston

                                                        "Mr. Gaston"































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